Exhibit 10.32

Execution Copy

NINTH AMENDMENT TO AMENDED AND RESTATED

INTERACTIVE MARKETING AGREEMENT

This Ninth Amendment to Amended and Restated Interactive Marketing Agreement (this “Ninth Amendment”) is entered into as of December 15, 2005 (the “Amendment Nine Effective Date”) by and between AMERICA ONLINE, INC., (“AOL”) a Delaware corporation, with its principal place of business at 22000 AOL Way, Dulles, VA 20166, and GOOGLE INC., a Delaware corporation (successor-in-interest to Google Inc., a California corporation) with offices at 1600 Amphitheatre Parkway, Mountain View, California 94043 (“Google”).

INTRODUCTION

The Parties hereto wish to further amend certain Amended and Restated Interactive Marketing Agreement effective as of October 1, 2003, as amended (the “IMA”) as amended previously by that certain First Amendment to the Amended and Restated Interactive Marketing Agreement effective as of December 15, 2003 (the “First Amendment”), that Second Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 30, 2004 (the “Second Amendment”), that Third Amendment to Amended end Restated Interactive Marketing Agreement effective as of April 7, 2004 (the “Third Amendment”), that Fourth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 1, 2004 (the “Fourth Amendment”), that Fifth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 14, 2004 (the “Fifth Amendment”), that Sixth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 17, 2004 (the “Sixth Amendment”), that Seventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 28, 2005 (the “Seventh Amendment”), and that Eighth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 28, 2005 (the “Eighth Amendment”), and that Addendum One to the Second Amendment to Amended and Restated Interactive Marketing Agreement dated October 5, 2004 (“Addendum One”) (the IMA and such amendments and addendum, collectively the “Existing Agreement”). Capitalized terms not defined in this Ninth Amendment shall have the meanings set forth in the Existing Agreement.

AGREEMENT

Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby amend the Existing Agreement as follows:

1. Date of Addendum One. In the Introduction of the Eighth Amendment, the date of Addendum One “September 23, 2004” shall be deleted and replaced with: “October 5, 2004”.

2. First Amendment Term. The First Amendment Term, as defined in Section 4 of the First Amendment, is hereby extended through December 16, 2006. For the avoidance of doubt, the “First Amendment Term” shall apply to all terms and conditions set forth in the Agreement associated with the display of Content Targeted Advertisements, as defined in the First Amendment. In connection with the extension of the First Amendment Term, the end dates for all line items in the carriage plans described in Exhibit A to this Ninth Amendment are hereby extended through December 16, 2006.

3. Order of Precedence. This Ninth Amendment is supplementary to and modifies the Existing Agreement. The terms of this Ninth Amendment supersede provisions in the Existing Agreement only to the extent that the terms of this Ninth Amendment and the Existing Agreement expressly conflict. However, nothing in this Ninth Amendment shall be interpreted as invalidating the Existing Agreement, and provisions of the Existing Agreement shall continue to govern relations between the Parties insofar as they do not expressly conflict with this Ninth Amendment. Furthermore, for the avoidance of doubt, any amendments or other changes made to any terms of the Existing Agreement under this Ninth Amendment shall be interpreted to have full force and effect on any other relevant provisions of the Existing Agreement (including, but not limited to, Definitions, Exhibits, and schedules related thereto), which reference or rely on such amended or changed

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terms.

4. Counterparts; Facsimile. This Ninth Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Ninth Amendment may be executed by facsimile.

IN WITNESS WHEREOF, the parties have executed this Ninth Amendment as of the Ninth Amendment Effective Date.

AMERICA ONLINE, INC.		GOOGLE, INC.

By:	/s/ Jim Riesenbach	By:	/s/ Joan Braddi
Name:	Jim Riesenbach	Name:	Joan Braddi
Title:	SVP	Title:	VP, Search Services
Date:	12/16/05	Date:	Dec. 15, 2005

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Amendment Nine Exhibit A

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